Exhibit 99.1

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

PLAN OF DISSOLUTION AND LIQUIDATION

OF

KAISER VENTURES LLC

This Plan of Dissolution and Liquidation (the “Plan”) of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), is intended to accomplish the complete dissolution and liquidation of the Company in accordance with Sections 18-801 to 18-806 of the Delaware Limited Liability Company Act (“DLLCA”).

1.	APPROVAL OF PLAN; APPROVAL OF AMENDED OPERATING AGREEMENT; EFFECTIVE DATE.

(a)	The Board of Managers of the Company (the “Board”) has approved this Plan as being advisable and in the best interests of the Company and its members. The Board has directed that the Plan be submitted to the Company’s members for approval. The Plan will become immediately effective upon approval of the dissolution of the Company in accordance with the terms of the Plan by the holders of a majority of the Class A Units of the Company (the “Effective Date”).

(b)	To implement the Plan, the Board has approved the terms and conditions of the Second Amended and Restated Limited Liability Company Operating Agreement attached hereto as Exhibit “A” (the “Amended Operating Agreement”). The Board has directed that the Amended Operating Agreement be submitted to the Company’s members for approval concurrently with the submission of the Plan for approval. If approved by the requisite vote of the holders of a majority of the Class A Units of the Company, the Amended Operating Agreement also will be effective as of Effective Date.

(c)	Both the Plan and the Amended Operating Agreement must be approved by the holders of a majority of the Class A Units of the Company or the Plan will be terminated.

2.	LIQUIDATION MANAGER; APPOINTMENT OF MEMBER REPRESENTATIVE; MANAGEMENT OF THE COMPANY.

(a)	On the Effective Date and in accordance with the Amended Operating Agreement, the current Board will resign and a single Liquidation Manager will be appointed. The initial Liquidation Manager shall be Richard E. Stoddard and he will provide his services to the Company as an independent contractor pursuant to the terms of a Liquidation Manager Agreement previously approved by the Board and attached hereto as Exhibit “B”. The Liquidation Manager may also serve as an officer of the Company with direct responsibility for the liquidation of the Company’s assets.

(b)

Also on the Effective Date and in accordance with the Amended Operating Agreement, Terry L. Cook, the Company’s Executive Vice President – Administration, General Counsel and Corporate Secretary will be appointed as the representative of the Members (the “Member Representative”) with the authority to take action on behalf of the Members to the limited extent provided under this Plan, under the Amended Operating Agreement or on matters requiring approval of the members as a matter of law. After the approval of the Amended Operating Agreement, the appointment of the Liquidation Manager and the appointment of the Member

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

Representative, the members of the Company will not appoint any other managers of the Company or directly participate in any other decision relating to the Company. There will be no meetings of the members of the Company after the Effective Date.

(c)	If the Liquidation Manager is unable to serve for any reason (whether due to death, incapacity, resignation or removal for “cause” in the manner provided in the Amended Operating Agreement), a substitute Liquidation Manager will be appointed by the Member Representative.

(d)	If the Member Representative is unable to serve for any reason (whether due to death, incapacity or resignation), a substitute Member Representative will be appointed by the Liquidation Manager provided that such substitute Member Representative is either (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment or (ii) the holder of at least five percent (5%) of the outstanding Class A Units on the date of his or her appointment (or such holder’s authorized representative if the holder is an entity).

3.	NAME CHANGE. On the first business day after the Effective Date, the Liquidation Manager shall file an amended Certificate of Formation with the Delaware Secretary of State changing the name of the Company to “CIL&D, LLC.”

4.	COMPLETE LIQUIDATION. From and after the Effective Date, the Company shall be voluntarily liquidated and dissolved. The Liquidation Manager shall cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members. The Company shall not engage in any business activities except to the extent reasonably necessary (i) to preserve or protect its assets; (ii) to enhance the value of its assets as part of an anticipated sale or disposition of such assets; (iii) to wind up its business and affairs; (iv) to identify, discharge, pay or make reasonable provision for all of its liabilities; and (v) to distribute its assets in accordance with this Plan and the Amended Operating Agreement. Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

5.	EMPLOYEES, CONSULTANTS AND OTHERS. The Company may hire or retain, at the discretion of the Liquidation Manager, employees, leased employees, consultants, financial and legal advisors, brokers and other service providers from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company. The Company may, in the absolute discretion of the Liquidation Manager, pay the Company’s employees, leased employees, consultants, financial and legal advisors, brokers and other service providers, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan.

6.	EXPENSES OF DISSOLUTION. The Company may, in the absolute discretion of the Liquidation Manager, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to or benefiting the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets, the notice of and resolution of any of the Company’s liabilities and the implementation of this Plan.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

7.	DISSOLUTION PROCESS. Within 30 days after the Effective Date, the Company shall give written notice of the commencement of the winding up of the Company by mail to all members and to all known creditors of the Company whose addresses appear on the records of the Company. The Company will also issue a press release and publish notice of the commencement of the winding up of the Company in business newspapers of regional or national circulation. The Company will then seek to promptly:

(a)	Dispose of and convey all of the Company’s property including the dissolution and winding up of the Company’s subsidiaries and their respective properties and assets;

(b)	Discharge or make reasonable provision for the Company’s liabilities, including by transferring such liabilities (and any associated insurance benefits) to a third party in exchange for indemnification against such liabilities or other valuable consideration;

(c)	Seek approval from the United States Securities and Exchange Commission to cease making periodic reports on Form 10-Q and to cease preparing audited financial statements of the Company; provided, however, that the Company will prepare audited financial statements for the fiscal year ended December 31, 2012, will continue to file periodic reports on Form 8-K and will continue to file an annual report on Form 10-K;

(d)	Prosecute and defend suits or any nature or kind; and

(e)	If determined reasonable or appropriate by the Liquidation Manager, transfer all of the remaining assets of the Company to a liquidating trust, limited liability company or other special purpose vehicle with the beneficial or legal ownership interests in such liquidating trust, limited liability company or other special vehicle being distributed to the members.

(f)	After reasonable provision for all debts and other reserves as may be deemed necessary or appropriate by the Liquidation Manager and to the extent there are any remaining assets, the Company shall distribute, by means of one or more distributions, all of the assets of the Company to the members in accordance with the distribution provisions of the Amended Operating Agreement. Subject to the terms of the Amended Operating Agreement and in connection therewith, the Liquidation Manager or his designee shall execute all checks, instruments, notices and any and all other documents necessary to effect such distribution. Any distributions by the Company shall be made, if at all, not later than one day prior to the date on which the Amended Operating Agreement will terminate in accordance with its terms.

(g)	File, at the time determined to be appropriate by the Liquidation Manager, a Certificate of Cancellation with the Delaware Secretary of State as provided in Section 18-230 of the DLLCA which terminates the Company’s Certificate of Formation (as amended).

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

8.	CANCELLATION OF UNITS. The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding units of the Company (and all certificates representing such units), without further action on the part of the Company or its members. From and after the Effective Date, and subject to applicable law, each holder of units of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with this Plan and the Amended Operating Agreement. Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Company’s members to: (i) surrender their certificates evidencing their units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager. From and after the Effective Date, units of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. Accordingly, The Company will close its unit transfer books and discontinue recording transfers of units of the Company at the Effective Date.

9.	DURATION OF THE COMPANY FOLLOWING APPROVAL OF THE PLAN. After the Effective Date, the Company shall continue for the purpose of winding up its affairs in an orderly matter as provided in this Plan with the Company continuing in existence until the Certificate of Cancellation is filed with the Delaware Secretary of State as provided in Section 7(g) above. Notwithstanding the foregoing, the Amended Operating Agreement provides that it will terminate on the third anniversary of the Effective Date, subject to additional extensions of such term at the discretion of the Liquidation Manager to the extent permitted by applicable law. The Member Representative must approve any extension of the term of the Amended Operating Agreement.

10.	ABSENCE OF APPRAISAL RIGHTS. Under Delaware law, the Company’s members are not entitled to appraisal rights for their units in connection with the transactions contemplated by this Plan.

11.	ABANDONED PROPERTY. If any distribution to a member cannot be made, whether because the member cannot be located, has not surrendered certificates evidencing his units as required hereunder, or for any other reason, any distributions to which such member is entitled shall be treated as abandoned property, shall escheat to the applicable state or other jurisdiction in accordance with applicable law, and, at such time as any liquidating distributions are made by the Company, shall be paid to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

12.

CONFIRMATION OF PREVIOUS CONSENT TO SELL ASSETS. Adoption of this Plan by the holders of a majority of the Class A Units of the Company shall constitute ratification of the previous approval of the members of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan. Adoption of this Plan shall also constitute approval of all financing and all other arrangements and agreements that may be made to accomplish the purposes of this Plan as reasonably determined by the Liquidation Manager. Nothing in this Plan will prevent an affiliate of the Company (other than the Liquidation Manager or an affiliate of the Liquidation Manager) from acquiring any asset of the Company provided that such

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

transaction has been approved by the Liquidation Manager. If the Liquidation Manager, or an affiliate of the Liquidation Manager wishes to acquire any asset of the Company, either (i) all of the material terms of the transaction must be fully disclosed to and approved by the Member Representative and the Company must receive an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the members; or (ii) the Liquidation Manager must resign his role prior to the negotiation of the material terms of the transaction and the Member Representative must appoint a new Liquidation Manager who has no interest in the proposed transaction.

13.	INDEMNIFICATION. The Company shall continue to indemnify its current and former directors, officers, the Liquidation Manager, managers, employees, leased employees, agents and trustees in accordance with (i) its Amended Operating Agreement, (ii) all contractual arrangements as therein or elsewhere provided, (iii) the Company’s existing director’s and officers’ liability insurance policy and (iv) applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Liquidation Manager is authorized to obtain and maintain such reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

14.	MODIFICATION OR ABANDONMENT OF THE PLAN. The Board may modify or terminate this Plan for any reason prior to the Effective Date. Notwithstanding the authorization of, or consent to, this Plan and the transactions contemplated hereby by the members, the Liquidation Manager may modify or amend (but not terminate) this Plan and the transactions contemplated hereby without further action by the members to the extent permitted by the DLLCA, subject only to the approval of the Member Representative.

15.	AUTHORIZATION. The Liquidation Manager is hereby authorized, without further action by the members or the Member Representative (except to the extent expressly provided herein), to do and perform any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, (i) all filings or acts required by any state or federal laws or regulations to wind up its affairs; (ii) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Company, whether real or personal, tangible or intangible; (iii) the making of any financing or other arrangements or agreements that may be made to accomplish the purposes of this Plan as determined by the Liquidation Manager; (iv) the appointment of other persons as reasonably necessary to carry out any aspect of this Plan; (v) the temporary investment of funds in such medium as the Liquidation Manager may deem appropriate; and (vi) the modification of this Plan as may be necessary to implement this Plan.